Exhibit 99.1


                                   RESIGNATION





                                  July 26, 2006




SiriCOMM, Inc.
4710 East 32nd Street
Joplin, MO 64804

         I hereby resign, effective as of the date hereof, from my positions as an officer and director of SiriCOMM, Inc., a corporation formed and existing under the laws of the State of Delaware.

                                                 Very truly yours,

                                                 /s/ J. Richard Iler

                                                 J. Richard Iler